April 27, 2010

To Our Shareholders:

Enclosed herein you will find a corrected proxy card and a return envelope. The Proxy card that you previously received contained a typographical error in Proposal 1.  That card incorrectly stated, “ To elect four Class II directors to serve until the 2010 annual meeting …”.  The enclosed Proxy card states the Proposal correctly, “To elect four Class II directors to serve until the 2013 annual meeting … “.

If you previously submitted your Proxy, we ask that you execute this corrected proxy and return it at your earliest convenience.

Thank you.

By Order of the Board of Directors

/s/ Jane Marsh
Jane Marsh
Secretary

Enclosures

OHIO LEGACY CORP

OHIO LEGACY CORP
Annual Meeting of Shareholders

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Please complete, date, sign and mail the detached proxy card in the enclosed postage-prepaid envelope.

COMPLETE BOTH SIDES OF PROXY CARD, DETACH AND RETURN IN THE ENCLOSED ENVELOPE TO:

Illinois Stock Transfer Co.
209 West Jackson Boulevard, Suite 903
Chicago, Illinois 60606

Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement are available at

http://www.snl.com/IRWebLinkX/GenPage.aspx?IID=4051079&GKP=203217

If you plan to personally attend the Annual Meeting of Shareholders please check the box below and list the names of attendees on the reverse side.

To change the address on your account, please check the box below and indicate your new address on the reverse side. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐ I/We do plan to attend. ☐ Change of address.

DETACH PROXY CARD HERE (continued on reverse side)

TO VOTE BY MAIL

To vote by mail, complete both sides of the proxy card, sign and date on the reverse side, detach and return the card in the envelope provided.

OHIO LEGACY CORP

OHIO LEGACY CORP
PROXY

The undersigned hereby appoints Jane Marsh and Paul Mederski, and each of them, as Proxy holders, with full power of substitution, to appear and vote as designated below all the shares of Common Stock of Ohio Legacy Corp, which the undersigned shall be entitled to vote at the Annual Meeting of Shareholders of the Company to be held at Brookside Country Club, located at 1800 Canton Ave., NW, Canton, OH 44708, on Tuesday, May 18, 2010 at 10:00 a.m. local time, and at any adjournment or postponement thereof, hereby revoking any and all proxies heretofore given.

THE OHIO LEGACY CORP BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE FOLLOWING PROPOSALS:

NAMES OF PERSONS PLANNING TO ATTEND THE 2010 MEETING AND/OR NEW ADDRESS

____

____

____

____

1. To elect four Class II directors to serve until the 2013 annual meeting of shareholders and until their successors are duly elected and qualified.

	FOR	AGAINST	ABSTAIN
01 Rick L. Hull	☐	☐	☐
02 Denise M. Penz	☐	☐	☐
03 Wilbur R. Roat	☐	☐	☐
04 David Wurster	☐	☐	☐

2. To adopt the Ohio Legacy Corp 2010 Cash and Equity Incentive Plan.

   ☐ FOR ☐ AGAINST ☐ ABSTAIN

3. To act upon such other matters as may properly come before the Annual Meeting or any adjournments thereof.

OHIO LEGACY CORP

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND WILL BE VOTED IN ACCORDANCE WITH THE DIRECTIONS ON THS CARD. IF A SIGNED PROXY CARD IS RETURNED WITH NO DIRECTIONS GIVEN, SAID SHARES OF COMMON STOCK WILL BE VOTED "FOR" PROPOSAL ONE AND "FOR" PROPOSAL TWO. YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES.

SIGNATURE ____________ DATE ______ SIGNATURE ____________ DATE ______

NOTE: The signature(s) on this Proxy should correspond with the name(s) in which your shares are registered. When shares are registered jointly in the names of two or more persons, all should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title as such. A proxy given by a corporation should be signed in the corporate name by the Chairman of its Board of Directors, its President, Vice President, Secretary or Treasurer.

DETACH PROXY CARD HERE